MANAGERS TRUST II
		     MANAGERS HIGH YIELD FUND
			  (the "Fund")

		  Supplement dated June 21, 2004
	      to the Prospectus dated April 1, 2004
		  (as supplemented June 1, 2004)

The following information supersedes any information to the contrary relating to the Fund contained in the Fund's Prospectus dated
April 1, 2004 (as supplemented June 1, 2004):

Management of the Fund - Subadvisor:
------------------------------------
At a Special Meeting of the Trustees of Managers Trust II (the
"Trust") held on June 15, 2004, the Trustees approved JPMorgan Fleming Asset Management ("JPMorgan") to replace Loomis, Sayles & Co. ("Loomis") as the Subadvisor of the Managers High Yield Fund. Robert Cook and Thomas Hauser, who recently joined JPMorgan from 40|86 Advisors, Inc., will serve as the Fund's co-portfolio managers with JPMorgan. Robert Cook served as the portfolio manager of the Fund from July 2000 until May 2004 and Thomas Hauser served as the portfolio manager from June 2002 until May 2004. The Manager currently expects this change to occur before the end of July 2004 once Mr. Cook and Mr. Hauser have completed their transition into the JPMorgan organization. At that time, a prospectus supplement will be issued.



June 21, 2004


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